UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2021

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Party City Holdco Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which a quorum was present. At the Annual Meeting, the matters set forth below were submitted to votes of the Company’s stockholders.

1. Election of Directors - The Company’s stockholders elected the following eleven nominees as directors for one-year terms expiring at the 2022 annual meeting of stockholders: Joel Alsfine, Steven J. Collins, James G. Conroy, William S. Creekmuir, Sarah Dodds-Brown, Jennifer Fleiss, John A. Frascotti, James M. Harrison, Norman S. Matthews, Michelle Millstone-Shroff, and Bradley M. Weston. The number of votes cast for and withheld, as well as the number of broker non-votes, for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Joel Alsfine	51,136,754	132,396	20,730,485
Steven J. Collins	41,817,318	9,451,832	20,730,485
James G. Conroy	38,028,381	13,240,769	20,730,485
William S. Creekmuir	51,124,092	145,058	20,730,485
Sarah Dodds-Brown	51,147,687	121,463	20,730,485
Jennifer Fleiss	51,147,582	121,568	20,730,485
John A. Frascotti	51,124,493	144,657	20,730,485
James M. Harrison	47,879,845	3,389,305	20,730,485
Norman S. Matthews	39,922,806	11,346,344	20,730,485
Michelle Millstone-Shroff	50,997,530	271,620	20,730,485
Bradley M. Weston	51,124,422	144,728	20,730,485

2. Approval of the Proposed Amendment and Restatement of the Amended and Restated 2012 Omnibus Equity Incentive Plan - The Company’s stockholders voted to approve the amendment and restatement of the Company’s Amended and Restated 2012 Omnibus Equity Incentive Plan. The number of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
50,407,058	422,299	439,793	20,730,485

3. Ratification of Appointment of Independent Registered Pubic Accounting Firm - The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstentions
71,803,386	109,441	86,808

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Party City Holdco Inc. Amended and Restated 2012 Omnibus Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: June 11, 2021	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer